FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (the “First Amendment”) dated August 14, 2006, is by and among LEAF FINANCIAL CORPORATION, a Delaware corporation (“LEAF Financial”), and LEAF FUNDING, INC., a Delaware corporation (“LEAF Funding” and together with LEAF Financial, each individually a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), the various financial institutions and other Persons parties hereto (the “Lenders”), and National City Bank, as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”).

BACKGROUND

A.  Pursuant to that certain Credit Agreement dated July 31, 2006, by and among the Borrowers, the Lenders, and the Agent (as the same may be modified and amended from time to time, including by this First Amendment, the “Credit Agreement”), the Lenders agreed, inter alia, to extend to the Borrowers a revolving credit facility in the maximum aggregate principal amount of $150,000,000.

B.  The Borrowers have requested an amendment to the available interest rates, to which the Lenders are willing to agree, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.  Definitions.

(a)  General Rule. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

(b)  Additional Definitions. The following additional definitions shall be added to Article 1 of the Credit Agreement to read in their entirety as follows:

“First Amendment” means the First Amendment to this Agreement dated August 14, 2006.

“LIBOR Flex Rate” means the quotient of (a) a fluctuating rate per annum which is designated or published from time to time by the Agent as being its “One Month LIBOR Rate” (which, unless Agent otherwise notifies the Borrowers, shall be equal to the rate of interest (rounded upwards, if necessary, to the nearest 1/100th of 1%), at or about 11:00 a.m. London, England time, two (2) Business Days prior to the applicable Change Date (as defined below), as listed on the British Bankers Association Interest LIBOR 01 or 02 as provided by Reuters (or another similar service if Reuters is unavailable), as the rate at which Dollar deposits with a maturity of one month are offered to Agent in the London interbank market) (it being acknowledged that the LIBOR Flex Rate is not necessarily (i) the lowest rate of interest or the only “LIBOR” denominated interest rate then available from the Agent on fluctuating rate loans or (ii) calculated in the same manner as any other “LIBOR” denominated interest rate offered by the Agent) divided by (b) a number equal to 1.00 minus the LIBOR Reserve Percentage. It is further acknowledged that the LIBOR Flex Rate is not necessarily calculated in the same manner as any other “LIBOR” denominated interest rate offered by any other bank or published by any publication. The Agent will inform the Borrowers of the current LIBOR Flex Rate upon their request. The interest rate change will not occur more often than once each month and shall be based on the LIBOR Flex Rate effective as of the last business day of each month (the “Change Date”) and apply thereafter until the next Change Date. If the LIBOR Flex Rate becomes unavailable during the term of any Loan, the Agent may designate a substitute index after notice to the Borrowers. The Borrowers understand that Agent may make loans based on other indexes or rates as well.

“LIBOR Flex Rate Loan” means a Loan bearing interest at a fluctuating rate determined by reference to the LIBOR Flex Rate.

(c)  Amended Definitions.

(i) The following definitions in Article 1 of the Credit Agreement shall be amended and restated to read in their entirety as follows:

“Applicable Margin” means, (a) as to any Base Rate Loan, 0.0%, and (b) as to any LIBOR Loan or LIBOR Flex Rate Loan, 1.50%.

“Type” means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan, a LIBOR Loan or a LIBOR Flex Rate Loan.

(ii) The definition of “Interest Period” in Article 1 of the Credit Agreement shall be amended to replace the reference to “six (6)” with “ten (10)” in phrase (e) of such definition.

2.  Amendment to Section 2.3. Section 2.3 of the Credit Agreement is hereby amended to add, after “Base Rate Loan” and “Base Rate Loans”, respectively, “or LIBOR Flex Rate Loan” and “or LIBOR Flex Rate Loans”.

3.  Amendment to Section 3.1. Phrase “(i)” of subsection 3.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “(i) any such prepayment shall be applied, first, to any outstanding Swingline Loans, second, to any other Base Rate Loans, third, to any LIBOR Flex Rate Loans, and, fourth, pro rata among LIBOR Loans having the same Interest Period, in the direct order of maturity of such Interest Periods;”.

4.  Amendments to Section 3.2. Subsection 3.2(a) of the Credit Agreement is hereby amended by added a phrase “(iii)” at the end of such subsection, to read in its entirety as follows: “(iii) on that portion maintained from time to time as a LIBOR Flex Rate Loan, equal to the sum of the LIBOR Flex Rate from time to time in effect plus the Applicable Margin”, and Subsection 3.2(c) of the Credit Agreement is hereby amended to add, after “Base Rate Loan” and “Base Rate Loans”, respectively, “or LIBOR Flex Rate Loan” and “or LIBOR Flex Rate Loans”.

5.  Amendments to Exhibits. Exhibit B (Form of Borrowing Request) and Exhibit D (Form of Continuation/Conversion Notice) to the Credit Agreement are hereby amended and restated in their entirety with Exhibit B and Exhibit D attached hereto.

6.  Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and each Lender that, as to such Borrower:

(a)  Representations. each of the representations and warranties of such Borrower contained in the Credit Agreement and/or the other Credit Documents are true, accurate and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent such representation or warranty was made as of a specific date;

(b)  Power and Authority. (i) such Borrower has the power and authority under the laws of its jurisdiction of organization and under its organizational documents to enter into and perform this First Amendment and any other documents which the Lenders require such Borrower to deliver hereunder (this First Amendment and any such additional documents delivered in connection with the First Amendment are herein referred to as the “Amendment Documents”); and (ii) all actions, corporate or otherwise, necessary or appropriate for the due execution and full performance by the Borrower of the First Amendment have been adopted and taken and, upon their execution, the Credit Agreement, as amended by this First Amendment will constitute the valid and binding obligations of the Borrower enforceable in accordance with their respective terms (except as may be limited by applicable insolvency, bankruptcy, moratorium, reorganization, or other similar laws affecting enforceability of creditors’ rights generally and the availability of equitable remedies);

(c)  No Violations of Law or Agreements. the making and performance of the First Amendment will not violate any provisions of any law or regulation, federal, state, local, or foreign, or the organizational documents of such Borrower, or result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any agreement or instrument by which such Borrower or its property may be bound;

(d)  No Default. no Default or Event of Default has occurred and is continuing; and

(e)  No Material Adverse Effect. No Material Adverse Effect has occurred since July 31, 2006.

7.  Conditions to Effectiveness of Amendment. This First Amendment shall be effective upon the Agent’s receipt of the following, each in form and substance reasonably satisfactory to the Lenders:

(a)  First Amendment. this First Amendment, duly executed by the Borrowers and the Lenders;

(b)  Consent and Waivers. copies of any consents or waivers necessary in order for the Borrowers to comply with or perform any of its covenants, agreements or obligations contained in any agreement, which are required as a result of the Borrowers’ execution of this First Amendment, if any; and

(c)  Other Documents and Actions. such additional agreements, instruments, documents, writings and actions as the Lenders may reasonably request.

8.  No Waiver; Ratification. The execution, delivery and performance of this First Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any Credit Document, or constitute a waiver of any provision thereof. Except as expressly modified hereby, all terms, conditions and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by any Borrower. Nothing contained herein constitutes an agreement or obligation by the Agent or any Lender to grant any further amendments to any of the Credit Documents.

9.  Acknowledgments. To induce the Lenders to enter into this First Amendment, each Borrower acknowledges, agrees, warrants, and represents that:

(a)  Acknowledgment of Obligations; Collateral; Waiver of Claims. (i) the Credit Documents are valid and enforceable against, and all of the terms and conditions of the Credit Documents are binding on, the Borrowers; (ii) the liens and security interests granted to the Agent by the Borrowers pursuant to the Credit Documents are valid, legal and binding, properly recorded or filed and first priority perfected liens and security interests; and (iii) the Borrowers hereby waive any and all defenses, set-offs and counterclaims which they, whether jointly or severally, may have or claim to have against the Agent or any Lender as of the date hereof.

(b)  No Waiver of Existing Defaults. No Default or Event of Default exists immediately before or immediately after giving effect to this First Amendment. Nothing in this First Amendment nor any communication between the Agent, any Lender, any Borrower or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of (i) any Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect; or (ii) any rights or remedies which the Agent or any Lender has against any Borrower under the Credit Agreement or any other Credit Document and/or applicable law, with respect to any such Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect.

10.  Binding Effect. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.  Governing Law. This First Amendment and all rights and obligations of the parties hereunder shall be governed by and be construed and enforced in accordance with the laws of the internal laws of the Commonwealth of Pennsylvania.

12.  Headings. The headings of the sections of this First Amendment are inserted for convenience only and shall not be deemed to constitute a part of this First Amendment.

13.  Counterparts. This First Amendment may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                                    LEAF FINANCIAL CORPORATION

                                    By: ___/s/ Miles Herman ____________
                                    Name: Miles Herman
                                    Title: President, COO

                                    LEAF FUNDING, INC.

                                    By: ___/s/ Miles Herman ____________
                                    Name: Miles Herman
                                    Title: Senior Vice President

Borrowers Signature Page
First Amendment to Credit Agreement

                                    NATIONAL CITY BANK,
                                    as Agent, Swingline Lender and as a Lender

                                    By: ___/s/ Christos Kytzidis __________
                                    Name: Christos Kytzidis
                                    Title: Senior Vice President

Lender Signature Page
First Amendment to Credit Agreement

                                    HSH NORDBANK AG, NEW YORK BRANCH

                                    By: ___/s/ Edward I. Sproull__________
                                    Name: Edward I. Sproull
                                    Title: Senior Vice President

                                    By: ___/s/ Ann E. Hardy _____________
                                    Name: Ann E. Hardy
                                    Title: Vice President

Lender Signature Page
First Amendment to Credit Agreement

                                    SOVEREIGN BANK

                                    By: ___/s/ Michael J. Hassett__________
                                    Name: Michael J. Hassett
                                    Title: Vice President

Lender Signature Page
First Amendment to Credit Agreement

                                    LASALLE BANK NATIONAL ASSOCIATION

                                   By: ___/s/ Bonita J. Althoff ___________
                                    Name: Bonita J. Althoff
                                    Title: Senior Vice President

Lender Signature Page
First Amendment to Credit Agreement

                                    COMMERCE BANK, N.A.

                                    By: ___/s/ Gerald L. Grady___________
                                    Name: Gerald L. Grady
                                    Title: Senior Vice President

Lender Signature Page
First Amendment to Credit Agreement

                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                    By: ___/s/ John M. Fessick___________
                                    Name: John M. Fessick
                                    Title: Senior Vice President